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                                                                   EXHIBIT 10.35

RECORDING REQUESTED BY:

Chicago Title Company
16969 Von Karman
Irvine California 92714
Attn:  Susie Jacobsen
Order No. 6016026

AND WHEN RECORDED, MAIL TO:

Tokai Bank of California
300 South Grand Avenue, 5th Floor
Los Angeles, California 90071
Attn:  Central Note Department (Br. 8922)



                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING


         This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust") is made to be effective on the 12th day of June, 1996, between 445 BEDFORD, a California Limited Liability Company, and G&L REALTY PARTNERSHIP, L.P., a Delaware Limited Partnership, as tenants in common, as Trustor ("Trustor"), whose address is 439 N. Bedford Drive, Beverly Hills, California 90210, CHICAGO TITLE COMPANY, as Trustee ("Trustee"), and TOKAI BANK OF CALIFORNIA, a California banking corporation, as Beneficiary ("Lender").

THIS DEED OF TRUST ALSO CONSTITUTES A FIXTURE FILING UNDER SECTION 9313 OF THE CALIFORNIA UNIFORM COMMERCIAL CODE AND COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF. TRUSTOR IS A RECORD OWNER OF AN INTEREST IN SAID REAL PROPERTY.

GRANT IN TRUST:

Trustor irrevocably grants, transfers and assigns to Trustee, in trust, for the benefit of Lender, with power of sale, all of Trustor's interest in that certain real property located in the County of Orange, City of Tustin, California, described as:

                [SEE LEGAL DESCRIPTION ATTACHED AS EXHIBIT "A"]

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in such real property and all appurtenances, easements, rights of way, tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining thereto now or hereafter, and all of the estate, right, title, interest claim, demand, reversion or remainder whatsoever of Trustor therein or thereto, at law or in equity, now or hereafter in possession or expectancy, including, without limitation, all mineral, oil, and gas rights and royalties and profits therefrom, all water and water rights and shares of stock pertaining to water and water rights, and all sewers, pipes, conduits, wires and other facilities furnishing utility or services to the real property (collectively, the "Land");

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in and to all

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buildings, structures and improvements now or hereafter erected on the Land, including, without limitation, all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter sometimes collectively referred to as the "Premises");

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in and to the land lying in the bed of any street, road, highway or avenue now or hereafter in front of or adjoining the Premises;

TOGETHER WITH: Any and all awards heretofore or hereafter made by any governmental authorities (federal, state, local or otherwise) to Trustor and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby assigned to Lender;

TOGETHER WITH: Any and all unearned premiums accrued, accruing or to accrue, and the proceeds of insurance now or hereafter in effect with respect to all or any portion of the Premises;

TOGETHER WITH: Any and all claims or demands which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any portion of the Premises;

TOGETHER WITH: All goods, equipment, machinery, furniture, furnishings, trade fixtures, appliances, inventory, building materials, apparatus, utensils, vehicles, wiring, pipes, conduits, elevators, escalators, heating and air conditioning equipment, chattels and articles of personal property, including, without limitation, any interest therein now or at any time hereafter affixed to, attached to or used in any way in connection with or to be incorporated at any time into the Premises or placed on any part thereof wheresoever located, whether or not attached to or incorporated in the Premises, together with any and all accessions, accessories, attachments, and replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises;

TOGETHER WITH: All instruments, deposit accounts, accounts, contract rights, general intangibles, and other intangible property and rights now or hereafter relating to the foregoing property, or the operation thereof or used in connection therewith, including, without limitation, all options, letters of intent, and rights of first refusal of any nature whatsoever, covering all or any portion of such property, together with any modifications thereof and deposits or other payments made in connection therewith, existing and future development rights, permits and approvals, air rights, density bonus rights, and transferable development rights; all of Trustor's right, title, and interest in and to any awards, remunerations, settlements, or compensation heretofore made or hereafter made by any and all courts, boards, agencies, commissions, offices, or authorities, of any nature whatsoever for any governmental unit (federal, state, local or otherwise) to the present or any subsequent owner of the foregoing property, including those for any vacation of or change of grade in, any streets affecting the foregoing property;

TOGETHER WITH: All leases of the Premises, Personalty, Fixtures, or any part thereof, now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms); all other rights and easements of Trustor now or hereafter existing pertaining to the use and enjoyment of the Premises; and all right, title and interest of Trustor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

TOGETHER WITH: All permits, plans, licenses, specifications, subdivision rights, security interests,

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contracts, contract rights, public utility deposits, prepaid sewer and water hook-up charges, or other rights as may affect or otherwise relate to the Property;

TOGETHER WITH: All rents, income, issues and profits (subject, however, to the rights given in this Deed of Trust to Lender to collect and apply same), including, without limitation, the accounts, revenues, and proceeds of any business operation conducted by or on behalf of Trustor on or through the use of the Premises, prepaid municipal and utility fees, bonds, revenues, income, and other benefits to which Trustor may now or hereafter be entitled to, or which are derived from, the Property or any portion thereof or interest therein.

The foregoing listing is intended only to be descriptive of the property encumbered hereby, and not exclusive or all inclusive. It is the intent of Trustor to encumber hereby all property located or to be located upon the above-described real property. Said real property (or the leasehold estate if this Deed of Trust encumbers a leasehold estate), buildings, improvements, appurtenances, Fixtures, Personalty, additions, accretions, and other property are hereinafter referred to as the "Property." As used herein, the term "Fixtures" shall include all articles of personal property hereinabove described, now or hereafter attached to, placed upon for a definite term, or otherwise used in connection with the Property, and shall include trade fixtures and goods which are or are to become fixtures. As used herein, the term "Personalty" shall include all furniture, furnishings, equipment, machinery, goods, contract rights, general intangibles, money, deposit accounts, instruments, accounts, leases, chattel paper and other personal property described in this Deed of Trust (other than Fixtures) of any kind or character now existing or hereafter arising or acquired, now or hereafter located upon, within or about the Property, or which otherwise pertains to the use, ownership, management, operation, construction, leasing and sale of the Property, and all products and proceeds thereof and all of Trustor's right title, and interest in and to all such property.

Trustor makes the foregoing grant to Trustee, and to Lender, as applicable, to hold the Property in trust for the benefit of Lender and for the purposes and upon the terms and conditions hereinafter set forth.

FOR THE PURPOSE OF SECURING:

          (1) Payment of an amount not to exceed $4,760,000.00 of the total obligations of G&L Realty Partnership, L.P., a Delaware Limited Partnership ("Borrower") in the original amount of $20,000,000.00, together with certain additional costs and expenses related to or incurred in connection or as provided in that certain Promissory Note ("the Note") dated August 11, 1995, in the original principal amount of $20,000,000.00 executed by Borrower payable to Lender, or order, and all extensions, modifications or renewals thereof (including, without limitation, any extension, modification, or renewal of the Note at a different rate of interest or on different terms);

          (2) Performance of each and every term, covenant and condition of that certain Loan Agreement (Term) of even date herewith by and between Borrower and Lender, and all modifications, renewals or extensions thereof ("Agreement");

          (3) Payment of all other sums, with interest, advanced, paid, or incurred by Lender or Trustee under the terms of this Deed of Trust to protect the Property or Lender's security interest therein;

          (4) Payment of such additional sums, with interest, as the then record owner of the Property may later borrow from Lender, in those instances in which the later obligations are evidenced by a promissory note or notes reciting that it or they are so secured (which additional obligations shall be referred to as "future advances" in this Deed of Trust);

          (5) If the Property is a leasehold, the Trustor's compliance with and performance of each

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provision of the lease creating such leasehold; and

          (6)  Trustor's performance of each agreement in this Deed of Trust.

TRUSTOR AND LENDER AGREE AS FOLLOWS:

RIGHTS AND DUTIES OF THE PARTIES:

          (1) PAYMENT AND PERFORMANCE BY TRUSTOR: Trustor shall promptly: (a) pay when due all sums payable under the Note and all future advances; and (b) perform each and every term, covenant and condition of this Deed of Trust and any other obligation secured by this Deed of Trust.

          (2) PAYMENT BY TRUSTOR OF TAXES AND OTHER IMPOSITIONS: The term "Taxes" shall mean all taxes, bonds and assessments, both general and special, affecting or levied upon the Property or any part thereof, assessments on water company stock, if any, all taxes or excises levied or assessed against Trustor, the Property, or any part thereof, in addition to or as a substitution in whole or in part for any real estate taxes or assessments, all taxes or excises measured by or based in whole or in part upon the rents, operating income, or any other factor relating to the Property, or any part thereof, and all license fees, taxes and excises imposed upon Lender (but not any federal or state income taxes imposed upon Lender) and measured by or based in whole or in part upon the obligations secured hereby. The term "Other Impositions" shall mean any fine, fee, charge, or other imposition in connection with the Property or Trustor, payment of which Lender shall deem to be necessary to protect, preserve, and defend Lender's interests hereunder. Trustor shall pay all Taxes, insurance premiums, and Other Impositions attributable to the Property, at least fifteen
(15) days before delinquency directly to the payee thereof, or in such other manner as Lender may designate in writing. Trustor shall promptly furnish to Lender all notices of amounts due under this paragraph, and if Trustor shall make payment directly, Trustor shall furnish to Lender receipts evidencing payments of Taxes at least ten (10) days before delinquency and shall promptly deliver to Lender receipts evidencing all other payments above required.

          Following any default under this Deed of Trust, or in the payment or performance of any other obligation secured hereby, at the request of Lender, or otherwise upon written agreement between Trustor and Lender, or as provided by applicable law, Trustor shall pay to Lender, on each day on which monthly installments of principal and/or interest are payable under the Note, until the
Note is paid in full, an amount equal to one-twelfth (1/12) of the sum of annual Taxes and Other Impositions, together with annual insurance premiums on all policies of insurance required by this Deed of Trust, plus additional amounts reasonably estimated by Lender for the purpose of paying future installments of Taxes, Other Impositions, and insurance premiums. In such event, Trustor further agrees to cause all bills, statements, or other documents relating to Taxes, Impositions, and insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements, or other documents, and provided Trustor has deposited sufficient funds with Lender pursuant to this paragraph (2). Lender shall pay such amounts as may be due thereunder out of the funds so deposited with Lender for that purpose, subject to Lender's rights to seize and apply said funds to satisfy, in whole or in part, any default by Trustor. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein shall cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this paragraph (2). Lender shall not be obligated to pay or allow any interest on any sums held by Lender pending disbursement or application hereunder, and Lender may impound or reserve for future payment of Taxes, Other Impositions, and insurance such portion of such payments as Lender may in its absolute discretion deem proper, applying the balance on the principal of or interest on the obligations secured hereby. Should Trustor fail to deposit with Lender (exclusive of that portion of said payments which has been applied by Lender on principal of or

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interest on the indebtedness secured hereby) sums sufficient to fully pay such
Taxes, Other Impositions, or insurance premiums, at least thirty (30) days before delinquency thereof, Lender may, at Lender's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Lender as herein elsewhere provided, or at the option of Lender the latter may, without making any advance whatever, apply any sums held by it upon any obligation of Trustor secured hereby. Shall any default occur or exist on the part of Trustor in the payment or performance of any of Trustor's and/or any guarantor's obligation in connection with the above Note, Lender may, at Lender's option, apply any sums or amounts in its possession or under its control, received pursuant hereto or as rents or income of the Property or otherwise, upon any indebtedness or obligation of the Trustor secured hereby in such manner and order as Lender may elect. The receipt, use or application of any such sums paid by Trustor to Lender hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Lender or said Trustee under this Deed of Trust or any other obligation secured hereby.

          In the event of the passage, after the date of this Deed of Trust, of any law or judicial decision deducting from the value of the Property for the purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or obligations secured by deeds of trust, or the manner of operation of any such Taxes so as to adversely affect the interest of Lender, or imposing payment of the whole or any portion of any Taxes upon Lender, then and in such event, Trustor shall bear and pay the full amount of such Taxes; provided that if for any reason payment by Trustor of any such new or additional Taxes would be unlawful or if the payment thereof would constitute usury or render the Note, or other indebtedness secured hereby, wholly or partially usurious under any of the terms or provisions of the Note, or this Deed of Trust, or otherwise, Lender may, at its option, upon thirty (30) days' written notice to Trustor, (i) declare the whole indebtedness secured by this Deed of Trust, together with accrued interest thereon, to be immediately due and payable, or (ii) pay that amount or portion of such Taxes as renders the Note, or other indebtedness secured hereby, unlawful or usurious, in which event Trustor shall concurrently therewith pay the remaining lawful nonusurious portion or balance of such Taxes.

          (3) TRUSTOR TO PAY GROUND RENTS AND OBLIGATIONS THAT COULD RESULT IN LIENS ON THE PROPERTY: Trustor shall fully and faithfully pay and perform each and every obligation, and otherwise satisfy all conditions and covenants, which are or may be secured by any deed of trust upon the Property, or any portion thereof, existing of record as of the date this Deed of Trust is recorded, and to which this Deed of Trust may be subordinate. Trustor shall pay at or prior to maturity all ground rents and any liens, charges and encumbrances that are, later become, claim to be or appear to Lender to be prior or superior to the lien of this Deed of Trust, including, without limiting the generality of the foregoing, any and all claims for (a) work or labor performed, (b) materials and services supplied in connection with any work of demolition, alteration, improvement of or construction upon the Property, and (c) fees, charges and liens for utilities provided to the Property.

          (4) TRUSTOR TO MAINTAIN INSURANCE: (a) Trustor shall maintain insurance covering the Property against loss or damage by fire and other risks as shall from time to time be required by Lender as necessary to protect the security interest of Lender in the Property. The insurance shall be maintained with such companies, in such amounts, for such terms, and in form and content satisfactory to Lender, in Lender's reasonable opinion and judgment. Lender shall be named as the primary loss payee under all of the insurance policies, and Trustor shall assure that Lender receive a certificate from each insurance company that acknowledges Lender's position as loss payee and that states that the insurance policy cannot be terminated as to Lender except upon thirty (30) days' prior written notice to Lender. Such policies of insurance shall include, without limitation, the following: (i) insurance against loss or damage to the Property (including contents) by fire or other risk embraced by coverage of the type known as the broad form or extended coverage (or special extended coverage) in the amount required by Lender, but in no event less than one hundred percent (100%) of the full replacement cost of the Improvements and Personalty included within the

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Property without deduction for depreciation of any kind or the unpaid balance of the Note, whichever is greater, (ii) insurance against the loss of rental value of the Property on a "rented or vacant basis," including business interruption insurance, arising out of the perils insured against pursuant to clause (i) above in the amount required by Lender, but in no event less than one (1) year's gross rental income and other revenues from the Property, and (iii) comprehensive public liability insurance against claims for personal injury, death, or property damage occurring on, in, or about the Property, or arising from or connected with the use, conduct, or operation of Trustor's business in the amount from time to time required by Lender. (b) If such insurance, together with written evidence of the premium having been paid, are not delivered to Lender at least five (5) days prior to the expiration of such insurance, Lender shall have the right, but without obligation to do so, without notice to or demand upon Trustor and without releasing the Trustor from any obligation under this Deed of Trust, to obtain such insurance or like insurance through or from any insurance agency or company acceptable to it, pay the premium for such insurance, and add the amount of the premium to the loan secured by this Deed of Trust, and this amount shall bear interest at the applicable rate of interest set forth in the Note. Neither the Trustee nor Lender shall be responsible for such insurance or for the collection of any insurance monies, or for any insolvency of any insurer or insurance underwriter. (c) In the event that the Property is sold to Lender at any trustee's sale under this Deed of Trust (see paragraph 17, below), the Trustor hereby assigns to Lender all unearned premiums on all policies of insurance covering the Property and agrees that any and all unexpired insurance covering the Property shall inure to the benefit of and pass to Lender at the time of such Trustee's sale.

          (5)  INSURANCE PROCEEDS, CONDEMNATION PROCEEDS AND OTHER RECOVERIES:
(a) All settlements, awards, damages and proceeds received by Trustor or any other person under any fire or other hazard insurance policy, for losses occurring after the effective date of this Deed of Trust, or in connection with any condemnation for public use of or injury to the Property (or any part of or interest in the Property) are assigned to Lender and may, at the option of Lender, be applied by Lender as provided in section (c) of this paragraph (5).
(b) All causes of action, whether accrued before or after the date of this Deed of Trust, of any type for any damage or injury to the Property (or any portion of or interest in the Property), or in connection with the sale or other transaction being financed by the funds that are secured by this Deed of Trust, or in connection with or affecting the Property (or any portion of or interest in the Property), including causes of action arising in tort or contract and causes of action in fraud or concealment of a material fact, are assigned to Lender, and the proceeds of any such causes of action may, at the option of Lender, be applied by Lender as provided in section (c) of this paragraph (5). Lender may, at its option, appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement of any such action or proceeding. Trustor agrees to execute such further assignments of any settlements, awards, damages and causes of action as Lender from time to time may request. (c) Settlements, awards, proceeds and damages (collectively, "Awards") received by Lender under the provisions of section (a) and section (b) of this paragraph (5), at the option of Lender, may be applied by Lender to the outstanding balance due on the Note, or any other obligation secured by this Deed of Trust, in such order as Lender may determine. The Award may be used by Lender, without reducing the principal balance of the Note or any other obligation secured by this Deed of Trust, to replace, restore or reconstruct the Property to a condition satisfactory to Lender. The Award may be released to Trustor, or any such amount may be divided in any manner among any such application, use or release. No such application, use or release of the Award shall cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

          (6)  MAINTENANCE AND PRESERVATION OF THE PROPERTY:

               (a) Trustor shall: (i) keep the Property, and every portion thereof, in good condition and repair and replace from time to time, or at any time, any Fixtures, Personalty or other items comprising the Property which may become obsolete or worn out, with Fixtures, Personalty or other items of at least the same utility, quality and value, each such replacement to be free of any liens or security interests

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of any kind or character other than the lien of this Deed of Trust, or any other document or instrument securing the indebtedness hereunder; (ii) not remove or demolish the Property, or any part thereof; (iii) complete or restore promptly and in good and workmanlike manner the Property, or any part thereof, which may be damaged or destroyed; (iv) comply with and not suffer violations of (A) any and all laws, ordinances, rules, regulations, standards and orders, including, without limitation, making any alterations or additions required to be made to, or safety appliances and devices required to be installed or maintained in or about, the Property, or any portion thereof, under any such laws, ordinances, rules, regulations, standards or orders now or hereafter adopted, enacted or made applicable to the Property, or any portion thereof, and payment of any fees, charges or assessments arising out of or in any way related to treatment of the Property, or any portion thereof, as a source of air pollution, traffic, stormwater runoff, or other adverse environmental impacts or effects, and (B) any and all covenants, conditions, restrictions, equitable servitudes and easements, whether public or private, of every kind and character, and (C) any and all requirements of insurance companies and any bureau or agency which establishes standards of insurability, which laws, covenants or requirements affect the Property and/or pertain to acts committed or conditions existing thereon, or the use, management, operation or occupancy thereof by Trustor and anyone holding under Trustor, including (but without limitation) such work of alteration, improvement or demolition as such laws, covenants or requirements mandate; (v) not commit or permit waste of the Property, or any portion thereof;
(vi) do all other acts which from the character or use of the Property may be reasonably necessary to maintain, preserve and enhance its value, including, without limitation, keeping all plants, lawns and other landscaping in a good and thriving condition, and otherwise performing such appropriate upkeep and maintenance to the Property to insure that the Property, and each part thereof, is maintained in a first-class manner and retains at all times a first-class appearance and condition, such upkeep to include, without limitation, appropriate measures to protect wood, stucco and concrete surfaces from weathering, deterioration and aging, and to protect from and immediately remove graffiti or other defacement from such surfaces; (vii) perform all obligations required to be performed in leases or conditional sales or like agreements affecting the Property or the operation, occupation or use thereof (and, if not previously assigned, in the event of default, all right, title and interest of Trustor under any such leases, conditional sales or like agreements shall be automatically assigned to Lender hereunder, together with any deposits made in connection therewith); (viii) make payment of any and all charges, assessments or fees imposed in connection with the delivery, installation or maintenance of any utility services or installations on, to or for the Property, or any portion thereof; (ix) not create any deed of trust, liens or encumbrances upon the Property subsequent hereto, the parties hereby having specifically bargained in contemplation of the fact that any subsequent encumbrance upon the Property would adversely affect Lender's reasonable security interests hereunder; (x) make no further assignment of rents of the Property; and (xi) execute and, where appropriate, acknowledge and deliver such further documents or instruments as Lender or Trustee deem necessary or appropriate to preserve, continue, perfect and enjoy the security provided for herein, including (but without limitation) assignments of Trustor's interest in leases of the Property.

               (b) Trustor shall not undertake or suffer to be made pursuant to section (a) of this paragraph (6), any material alterations, additions, repairs, expansions, relocations, remodeling or demolition of or structural or other material changes in, any buildings, improvements, Fixtures or Personalty comprising the Property, without the prior written consent of Lender; which consent shall not be unreasonably withheld. No material changes are to be made in the Plans and Specifications as approved by Lender without Lender's prior written consent, which consent or non-consent shall not be unreasonably withheld. All such work shall be performed promptly and in good and workmanlike manner, using first quality materials in conformity with plans and specifications approved in advance by Lender, and shall be diligently prosecuted to completion free of liens and encumbrances, other than this Deed of Trust and any other document or instrument evidencing or securing the indebtedness secured hereby.

               (c) Without limiting the generality of this paragraph (6), Trustor hereby warrants, represents and covenants to Lender that Trustor and the Property presently comply with, and will in the future comply fully with, all applicable federal, state and local laws, ordinances, rules and regulations, and all permits and approvals issued thereunder, affecting Trustor's qualification to do business, the construction of the improvements to be located upon the Property, the sale, operation, leasing or financing of the Property and the intended occupancy, use and enjoyment thereof, including, but not limited to, all applicable subdivision laws, licenses and permits, building codes, zoning ordinances, environmental protection laws, flood disaster laws, and all laws pertaining to industrial hygiene and the environmental conditions on, under or about the Property, including, but not limited to, soil and groundwater condition. Trustor further warrants, represents and covenants that Trustor does not presently, and will not in the future, use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous wastes, radioactive materials, flammable explosives or related material on or in connection with the Property or the business of Trustor on the Property; except as are described in Exhibit "B" attached hereto and incorporated herein, and
                    -----------
which are used, stored or maintained in full and complete compliance with all such laws ("Permitted Toxic Materials"). Trustor further warrants, represents and covenants to Lender that Trustor does not presently, and will not, permit any lessee or other user of the Property to use, store, manufacture, generate, transport to or from, release or dispose of any toxic substances, hazardous materials, hazardous wastes, radioactive materials, flammable explosives or related materials on or in connection with the Property or the business of said lessee or other user of the Property. Trustor further warrants, represents and covenants to Lender that as to the Permitted Toxic Materials, Trustor shall obtain and continue to maintain all necessary permits and approvals for the Permitted Toxic Materials, and comply with all laws, ordinances, rules and regulations, and all permits and approvals issued thereunder, pertaining thereto. ("Toxic substances," "hazardous materials" and "hazardous wastes" shall include, but not be limited to, such substances, materials and wastes which are or become regulated under applicable federal, state or local laws, ordinances, rules or regulations.) Without the prior written consent of Lender, Trustor shall not seek, make or consent to any change in the zoning, conditions of use, or any other applicable land use permits, approvals or regulations pertaining to the Property, or any portion thereof, which would constitute a violation of the warranties, representations and covenants herein contained, or would otherwise impair the ability of Trustor to complete construction of any improvements now underway or to be constructed, constituting the Property, or would change the nature of the use or occupancy of the Property. Within five (5) days of (i) any contact from any federal, state, or local governmental agency concerning any environmental protection laws, including, but not limited to, any notice of any proceeding or inquiry with respect to the presence of any hazardous wastes, toxic substances or hazardous materials on the Property or the migration thereof from or to other property, (ii) any and all claims made or threatened by any third party against or relating to the Property concerning any loss or injury resulting from toxic substances, hazardous wastes, or hazardous materials, or
(iii) Trustor's discovery of any occurrence or condition on any property adjoining or in the vicinity of the Property that could cause the Property, or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability, or loss of the Property under any federal, state, or local laws, ordinances, rules, or regulations, Trustor shall deliver to Lender a report regarding such contact and setting forth in detail and describing any action which Trustor proposes to take with respect thereto, signed by Trustor.

               (d) If Trustor has executed any unsecured agreement regarding hazardous materials containing any warranties and/or indemnities by Trustor in favor of Lender pertaining to the presence or release of hazardous and/or toxic materials or other similar substances upon, within or from the Property (hereinafter "Environmental Indemnity"), then the covenants, duties, and liabilities of Trustor, and the rights and remedies of Lender with respect to the subject of hazardous and/or toxic materials, shall be governed by the provisions of the Environmental Indemnity in addition to the provisions of this Deed of Trust; provided, however that the provisions of the Environmental
               --------  -------
Indemnity shall prevail and exclusively govern the subject matter to the extent of any duplication, conflict or inconsistency between such provisions and the provisions of this Deed of Trust, and payment or performance of Trustor's obligations under said Environmental Indemnity shall not be secured by this Deed of Trust but shall be and remain unsecured obligations of the Trustor, unless expressly otherwise therein provided.

               (e) Trustor shall deliver to Lender such affidavits, reports, certificates or other written instruments as may be requested by Lender, in Lender's sole and absolute opinion and judgment, pertaining to Trustor's compliance with this paragraph
(6). Lender may conclusively assume that the statements, facts, information and representations contained herein and/or in any affidavits, orders, receipts or other written instruments that are filed with Lender or exhibited to it, are true and correct. Lender may rely thereon without any investigation or inquiry. By accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to this paragraph (6), Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, or of Trustor's compliance with the terms of this Deed of Trust, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

          (7) LEGAL ACTIONS AND PAYMENT OF RELATED COSTS: Trustor shall appear in and defend any action or proceeding that may, in the Lender's judgment, affect the Lender's security interest under this Deed of Trust or any of the rights or powers of Lender or Trustee under this Deed of Trust. Whether or not Trustor so appears or defends, Trustor shall pay all costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees, that are incurred by Trustor, Lender or Trustee in any such action or proceeding in which Lender or Trustee may appear, by virtue of being made a party defendant or otherwise, and irrespective of whether the interest of Lender or Trustee in the Property is directly questioned by such action or proceeding or whether Lender's rights or interests are otherwise adversely affected thereby, or whether Lender is or shall become a party, including by way of intervention. Trustor promises and agrees to give Lender notice in writing of the pendency of any such action or proceeding promptly, but in any event no later than five (5) days, after Trustor first obtains knowledge of the pendency of such action or proceeding. Trustor shall cooperate with Lender in any action that are brought by Lender to protect its security interest under this Deed of Trust. Trustor will, upon demand by Lender, commence any action or proceeding reasonably required to protect or facilitate Lender's recovery of Awards under paragraph (5) of this Deed of Trust. If Trustor fails to bring any such action or proceeding, then Lender may, but need not, do so, and Trustor shall pay to Lender all costs, expenses and reasonable attorneys' fees that are incurred by Lender in doing so. Whenever, under this Deed of Trust, or any other document or instrument evidencing or securing the indebtedness secured hereby, Trustor is obligated to appear in and defend Lender or defend or prosecute any action or proceeding, Lender shall have the right of full participation in any such action or proceeding, with counsel of Lender's choice, and all costs and expenses incurred by Lender in connection with such participation (including, without limitation, reasonable attorneys' fees) shall be reimbursed by Trustor to Lender immediately upon demand. In addition, Lender shall have the right to approve any counsel retained by Trustor in connection with the prosecution or defense of any such action or proceeding by Trustor, which approval shall not be unreasonably withheld. All costs or expenses required to be reimbursed by Trustor to Lender hereunder shall, if not paid upon demand by Lender, thereafter bear interest at the applicable rate of interest set forth in the Note. As used herein, "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third party claim), arbitration and administrative hearings or proceedings, and shall include commencement of any case or the filing of any petition for relief or other action under any Chapter of the U.S. Bankruptcy Code.

          (8) LENDER'S RIGHTS TO INSPECT THE PROPERTY: Lender and its agents, employees and contractors, may enter upon the Property at any reasonable time to inspect the Property for any purpose relating to Lender's rights and interests under the terms of this Deed of Trust, including, but not limited to, Trustor's compliance with the terms of paragraph (6).

          (9) SUBSTITUTION OF TRUSTEE: From time to time, by an instrument signed and acknowledged by Lender, and recorded in the Office of the Recorder of the County in which the Property is located, Lender may appoint a substitute Trustee or Trustees in place of the Trustee named in this Deed of Trust. Such instrument shall refer to this Deed of Trust and shall set forth the date and instrument number or book and page of its recordation. Upon recordation of such instrument, the Trustee named in this Deed of Trust shall be discharged and the new Trustee so appointed shall be substituted as Trustee under this Deed of Trust with the same effect as if originally named Trustee in this Deed of Trust. An instrument recorded pursuant to the provisions of this paragraph (9) shall be conclusive proof substitution of such new Trustee.

          (10) MISCELLANEOUS POWERS OF LENDER AND TRUSTEE: In addition to any other powers granted in this Deed of Trust to the Trustee, from time to time, upon the written request of Lender and upon the presentation of this Deed of Trust and any obligation secured by this Deed of Trust for endorsement, and without affecting any obligation secured by this Deed of Trust or the performance of the obligations set forth in this Deed of Trust, the Trustee may, without liability and without notice to any person: reconvey all or any part of the Property to Trustor, consent to the making of any map or plat of the Property, join in granting any easement on the Property, join in any agreement subordinating the lien of this Deed of Trust, release any obligation secured by this Deed of Trust, in whole or in part, with regard to any Trustor, extend or renew the Note or any other obligation secured by this Deed of Trust, accept or release any additional security under this Deed of Trust, or accept and release the guaranty of any additional person or any obligation secured by this Deed of Trust.

          (11) ASSIGNMENT AND COLLECTION OF RENTS: (a) Trustor hereby assigns absolutely to Lender the rents of the Property, with a revocable license to collect such rents as they become due and payable, prior to any default by Trustor under paragraph (14) of this Deed of Trust, being retained by Trustor.
(b) Upon any default by Trustor under paragraph (14) of this Deed of Trust, such license will, automatically, be deemed revoked without the necessity for any act or notice by Lender, and Lender, in person, by agent or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and may collect the rents of the Property, and, after so taking possession, shall be entitled to collect any rents that are past due. Lender has, however, no duty to produce rents from the Property nor any responsibility for pursuing or collecting claims or rights of Trustor. If Trustor, at or immediately prior to such taking of possession by or on behalf of Lender, has operated a business upon the Property other than the rental thereof, the authority granted herein to so take possession of the Property shall also include the authority and power to take possession of the receipts of such business and, if appropriate, to operate such business, and the receipts thereof shall be deemed herein to be a form of rents. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and of collection of rents, including, but not limited to, costs and expenses of any receivership and reasonable attorneys' fees incurred by Lender in connection with the receivership, and then to the Note and any other obligations secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received. (c) At any time, whether or not an event of default exists under this Deed of Trust, or any other agreement or obligation secured by this Deed of Trust, Trustor shall, on demand, deliver to Lender from time to time all security deposits made by lessees to Trustor under the terms of any lease of all or part of the Property. These funds shall be held by Lender without interest payable to Trustor and as a part of and commingled with Lender's general funds. These funds,however, will be repayable to lessees pursuant to the provisions of the leases under which security deposits are made. In the event of any conflict between the provisions of this paragraph (11) and the provisions of a specific separate assignment of rents and/or assignment of lease(s), the provisions of the specific assignment(s) shall be deemed to govern over the provisions of this paragraph.

          (12) RECONVEYANCE OF THE PROPERTY: Upon the written request of Lender stating that the Note and all other obligations secured by this Deed of Trust have been discharged, and upon surrender of this Deed of Trust, the Note or any other notes or instruments evidencing such other obligations to the Trustee, and upon payment of the Trustee's fees, the Trustee shall reconvey, without warranty, the Property or that portion of the Property then held by the Trustee under this Deed of Trust. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truthfulness of such matters or facts. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." When the property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all of the rents of the Property to the person or persons legally entitled to such rents. Five (5) years after issuance of such full reconveyance, the Trustee may destroy this Deed of Trust and any such notes, unless directed in such request to retain them.

          (13) CHANGE OF LENDER'S RECORDS: In the event Trustor requests Lender to change any of its records relating to the Property, the Note or this Deed of Trust (including, but not limited to, changes in mailing address or ownership of the Property), Trustor shall pay a reasonable fee prescribed by the Lender to so change its records.

ACCELERATION AND DEFAULT:

          (14) CONDITIONS UNDER WHICH LENDER MAY DECLARE A DEFAULT BY TRUSTOR:
A default under this Deed of Trust shall occur in the event that: (a) Trustor, jointly and severally, fail to pay when due: (i) any sum payable under the Note;
(ii) any sum the payment of which is required or secured by this Deed of Trust;
(b) Trustor, jointly and severally, fail to perform any other obligation required to be performed by Trustor under this Deed of Trust or secured by this Deed of Trust; (c) the Property is or becomes subject to any proceedings for abatement of a public nuisance; (d) any material information given to Lender by Trustor, intended to or which does, in fact, induce the granting of any loan secured by this Deed of Trust, was not true in any respect when given, or any material information requested or required by Lender is withheld or concealed from such application by Trustor; or (e) an Event of Default under the Agreement.

          (15) LENDER'S RIGHT TO REQUIRE IMMEDIATE PAYMENT IN FULL: In the event: (a) of a default under this Deed of Trust, or (b) Trustor sells, transfers, grants, hypothecates, conveys, encumbers, alienates, or assigns (voluntarily, involuntarily, or by operation of law), enters into a contract of sale of, or leases, the Property, or any portion of the Property or any interest therein, Lender may, at its option and without further notice to any person, declare the entire principal balance and any other obligations under the Note and/or any other obligations secured by this Deed of Trust, together with accrued interest thereon and any prepayment penalties, immediately due and payable. As used herein, the term "transfer" includes, without limitation thereto, (i) the transfer of any general partnership or joint venture interest in Trustor or any general partner of Trustor, or change in the general partners or joint venturers of Trustor or of any general partner (if Trustor or any such general partner is a partnership or a joint venture), and the transfer of any common or voting stock in Trustor or any general partner of Trustor (if Trustor or any general partner of Trustor is a corporation), (ii) if Trustor is a limited partnership, any transfer of a limited partnership interest in a single transaction, or series of transactions, intended to transfer all or substantially all of the beneficial interest of the Property, or any part thereof, and (iii) if Trustor is not an individual, corporation, or partnership, the transfer, directly or indirectly, of any beneficial interest in Trustor. Trustor shall provide to Lender a complete and exact duplicate copy of any contract providing for the transfer of any interest in the Property, or any deed of trust or similar instrument creating a lien or encumbrance on the Property, immediately upon the execution of any such contract, deed of trust, or other instrument. No waiver of the Lender's right to accelerate shall be effective unless it is in writing.

          (16) LENDER'S RIGHT TO PERFORM ACTS TRUSTOR FAILS TO PERFORM AND
INDEMNIFICATION:

               (a) If Trustor fails to make any payment when due or to do any act required to be made or performed under this Deed of Trust, then Lender or Trustee, without notice to or demand upon Trustor and without releasing Trustor from any obligation under this Deed of Trust, may, but are not required to, make or do the same in such manner and to such extent as either may deem necessary or desirable to protect the security of this Deed of Trust. Lender and Trustee are authorized to (i) enter upon the Property for such purposes; (ii) appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Lender or Trustee; and (iii) pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien, in whole, in part and/or in installments, which in the judgment of either Lender or Trustee appears to be prior or superior to the lien of this Deed of Trust, the judgment of Lender or Trustee being conclusive of the matter as among the parties to this Deed of Trust. In exercising the above powers, Lender or Trustee may pay necessary costs and expenses, employ counsel, consultants, any other agents or independent contractors, and pay reasonable fees, compensation, and costs thereof. Trustor promises and agrees to pay immediately upon demand all amounts so expended by Lender or Trustee (including all such costs, expenses and attorneys' fees) under this paragraph (16), together with any fees charged by Lender in regard to such activity by Lender and interest from the date of expenditure at the applicable rate of interest set forth in the Note, with payment of such amounts being secured by this Deed of Trust.

               (b) Trustor hereby indemnifies and agrees to hold harmless Lender and Trustee and their directors, officers, shareholders, agents and employees (individually and collectively the "Indemnitees") from and against:
(i) any and all claims, demands, actions, liabilities, or causes of action that are asserted against any Indemnitee by any person or entity if the claim, demand, action, liability, or cause of action, directly or indirectly, relates to a claim, demand, action, liability, or cause of action that the person or entity has or asserts based upon, arising out of, or in connection with, the Property, the conduct of Trustor, any action or non-action by Trustor in connection with the Property, or this Deed of Trust; and (ii) any and all claims, liabilities, losses, costs, or expenses (including court costs and attorneys' fees) that any Indemnitee suffers or incurs as a result of the assertion of any such claim, demand, action, liability or cause of action. The foregoing indemnity shall survive the release of this Deed of Trust, whether such release is as a result of payment of the indebtedness secured hereby, foreclosure, acceptance of a deed in lieu of foreclosure, other action, or otherwise.

          (17) TRUSTEE'S RIGHTS AND DUTIES TO SELL THE PROPERTY: (a) In the event of a default under this Deed of Trust by Trustor, Lender may then or thereafter execute or cause the Trustee to execute a written notice of such default and of its election to have the Property sold to satisfy the obligations secured by this Deed of Trust. Such notice shall be recorded in the office of the Recorder of the County where the Property is located. (b) When the minimum period of time required by law following recordation of such notice of default has elapsed, and notice of sale having been given as then required by law, the Trustee, without demand upon Trustor, shall sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as Lender may determine, at public auction to the highest bidder for cash or a cash equivalent acceptable to Trustee, in lawful money of the United States, payable at time of sale. Lender shall have the right, at its option, to offset Lender's bid(s) to the extent of the total amount due Lender, including but not limited to all Trustee's fees, costs, expenses (including, without limitation, premiums for guarantees or other evidence of title), and other amounts secured by this Deed of Trust. The Trustee may postpone the sale of all or any portion of the Property by public notice at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Additionally, Lender, from time to time before any Trustee's sale, may rescind or cause to be rescinded any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Property to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of the Note or the Agreement or any of the rights, obligations or remedies of Trustee to Lender.
(c) The Trustee shall deliver to the purchaser at such sale its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. (d) Any person, including Trustor, Lender or Trustee may purchase at such sale. After deducting all costs, fees and expenses of the Trustee and of this Trust, including, without limitation, cost of evidence of title and attorneys' fees in connection with the sale, the

Trustee shall apply the proceeds of the sale to the payment of: first, all sums expended under the terms of this Deed of Trust not then repaid, with interest at the applicable rate of interest set forth in the Note; second, the payment of all other sums then secured by this Deed of Trust; and third, the remainder, if any, to the person or persons legally entitled to such proceeds.

          (18) OTHER REMEDIES IF TRUSTOR DEFAULTS: (a) All of the remedies of Lender and Trustee set forth in this Deed of Trust are intended to be in addition to and not in substitution for any other remedies available to Lender or Trustee at law or in equity. It is expressly understood and agreed that Lender or Trustee, or both, may bring suit in any court of competent jurisdiction to foreclose this Deed of Trust by judicial action or to obtain specific performance of the assignment of rents contained in this Deed of Trust. In connection with any such action, Lender or Trustee may apply to the court for the appointment of a receiver to take possession of the Property, operate the business of Trustor being conducted on the Property, utilize and enforce all agreements of Trustor in respect of the operation of such business, the utilization of any such agreement being at the election of Lender or the receiver, to be exercised at any time after declaration of a default hereunder, receive the rents of the Property and apply the same to the obligations of Trustor under this Deed of Trust and under the Note and any other obligations secured by this Deed of Trust. (b) Neither the acceptance of this Deed of Trust nor its enforcement in any manner shall prejudice the right of Lender or Trustee to realize upon or enforce any other security now or later held by Lender or Trustee. Trustor promises and agrees that the rights of Lender and Trustee under this Deed of Trust, and with respect to any other security now or later held by Lender, may be enforced in such order and manner as Lender and Trustee, or either of them, may determine in their sole and absolute discretion.

          (19) TRUSTOR'S OBLIGATIONS AND LENDER'S RIGHTS NOT WAIVED: By accepting payment of any sum secured by this Deed of Trust after its due date, or by accepting late performance of any obligation secured by this Deed of Trust, or by making any payment or performing any act on behalf of Trustor that Trustor was obligated to make or perform under this Deed of Trust but failed to make or perform, or by adding any payment so made by Lender to the Note secured by this Deed of Trust, Lender does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to make any such prompt payment or to perform any such act. No failure or delay on the part of Lender, Trustee, or any holder of the Note or this Deed of Trust in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any such power, right or privilege shall preclude other or further exercise thereof or of any other right, power or privilege. No exercise of any right or remedy of Lender or Trustee under this Deed of Trust shall constitute a waiver of any other right or remedy contained in this Deed of Trust or provided by law. All rights and remedies existing under this Deed of Trust are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          (20) SUCCESSORS IN INTEREST: The terms, agreements, and conditions contained in this Deed of Trust shall apply to, be binding upon and inure to the benefit of, all of the parties to this Deed of Trust, their heirs, personal representatives, successors and assigns.

          (21) STATEMENTS CONCERNING THE STATUS OF THE LOAN: From time to time as required by law, Lender shall furnish to Trustor such statements as may be required concerning the status of the obligations secured by this Deed of Trust Trustor promises and agrees to pay upon demand for such statements the maximum amount permitted by law.

          (22) TRUSTEE'S OBLIGATIONS: The Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trustee is not obligated to notify any party to this Deed of Trust of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Lender or Trustee is a party unless such action is brought by the Trustee. The Trustee shall not be obligated to perform any act required of it under this Deed of Trust unless the performance of such act is requested in writing and the Trustee is reasonably indemnified against loss, costs, liability and expense.

          (23) OBLIGATIONS OF TRUSTOR ARE JOINT AND SEVERAL; GENDER AND NUMBER:
If more than one person has executed this Deed of Trust as "Trustor," the obligations of all such persons under this Deed of Trust shall be joint and several. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

          (24) NO OFFSETS: No offset or claims which Trustor now or in the future may have against Lender shall relieve Trustor from making payments or performing any other obligations contained in or secured by this Deed of Trust. Despite any right or option that may be granted to Lender or Trustee by this Deed of Trust or in the evidence of any obligations secured by this Deed of Trust or document ancillary to this Deed of Trust to receive, collect, accept deposit of, use, apply or in any other manner obtain or dispose of any funds or property, the same shall not be deemed to constitute any credit against or to satisfy any obligation secured by this Deed of Trust, in whole or in part, unless and until such funds or property shall be both so obtained and expressly so applied by Lender or Trustee to such satisfaction of such obligation and then only in the manner and to the extent of such application.

          (25) GOVERNING LAW: The loan secured by this Deed of Trust is made pursuant to the laws of the State of California, and the rules and regulations promulgated thereunder. The loan contracts between the parties, including this Deed of Trust, shall be construed and governed by such laws, rules, and regulations.

          (26) AGREEMENT CHANGED ONLY BY WRITING: This Deed of Trust cannot be changed except by agreement in writing signed by Trustor and Lender.

          (27) TIME: Time is of the essence in connection with all of Trustor's obligations under this Deed of Trust.

          (28) NOTICE: Except for any notice required under applicable law to be given in another manner: (a) any notice to Trustor provided for in this Deed of Trust shall be addressed to Trustor at the address of Trustor set forth above, or to such other address as Trustor may designate by notice to Lender pursuant to the terms of paragraph (28)(c), and (b) any notice to Lender provided for in this Deed of Trust shall be addressed to Lender as follows:

                   Tokai Bank of California
                   300 South Grand Avenue
                   Los Angeles, California 90071
                   Attention:  Corporate Banking Division

and to such other address as Lender may designate by notice to Trustor, pursuant to the terms of paragraph (28)(c).

               (c) Except as otherwise provided by law, all notices, requests, demands, directions, and other communications provided for in this Deed of Trust must be in writing mailed, telegraphed, delivered, or sent by telex, facsimile, cable or other form of electronic written communication to the appropriate party at its respective address. Any notice given by telegram, telex, facsimile, cable or other form of electronic written communication must be confirmed within forty-eight (48) hours by letter mailed or delivered to the appropriate party at its respective address. If any notice is given by mail it will be effective when deposited in the mails with first-class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telex, facsimile or other form of electronic written communication, when sent; or if given by personal delivery, when delivered.

          (29) TITLES, CAPTIONS, AND HEADINGS: The titles, captions, and headings to paragraphs contained in this Deed of Trust are for assistance in identification only and are not to be considered part of the substance of the provisions of this Deed of Trust.

          (30) SEVERABILITY OF PROVISIONS: If any paragraph, clause or provision of this Deed of Trust is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of this Deed of Trust.

          (31) ACKNOWLEDGMENT OF TRUSTOR'S UNDERSTANDING OF DEED OF TRUST:
The foregoing terms, provisions and conditions of this Deed of Trust have been read and are understood by Trustor. Trustor hereby acknowledges receipt of a copy of this Deed of Trust.

          (32) LENDER'S RELIANCE: The financial accommodations made or to be made by Lender to Trustor are being made, renewed or extended, as applicable, by Lender to Trustor at the request and urging of Trustor and this Deed of Trust is being given in consideration of such financial accommodations, and Lender may rely upon the validity and enforceability of this Deed of Trust in making such financial accommodations.

          (33) SECURITY AGREEMENT:

               (a)  Security Interest and Fixture Filing. This Deed of Trust
                    ------------------------------------
shall also constitute and serve as a security agreement and financing statement for Personalty, Fixtures, and any of the Property in which a security interest can be perfected under Division 9 of the California Uniform Commercial Code, within the meaning of, and shall grant to Lender, until the obligations secured hereby shall be satisfied, a first priority security interest, including but not limited to a fixture filing, pursuant to Division 9 of the California Uniform Commercial Code with respect to the Personalty and Fixtures. To this end, Trustor shall and hereby does grant to Lender, a first priority security interest in, under and to the Personalty, Fixtures, and any of the Property in which a security interest can be perfected under Division 9 of the California Uniform Commercial Code.

               (b)  Financing Statements. Trustor shall execute and deliver to
                    --------------------
Lender, in form and substance satisfactory to Lender, such financing statements and further assurances as Lender may, from time to time, require to create, perfect, and preserve Lender's security interest herein granted, and Lender may cause such financing statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

               (c)  Remedies on Default. Upon default Lender may, at its option:
                    -------------------
(i) exercise any remedy permitted by law or in equity, including without limitation, all the rights and remedies of a secured party under the California Uniform Commercial Code in any jurisdiction where enforcement is sought, whether in California or elsewhere; (ii) notify any parties obligated on any of the Personalty or Fixtures to make payment to Lender and enforce collection thereof;
(iii) apply any sums received or collected from or on account of any Personalty or Fixtures, including the proceeds of any sales thereof, to the payment of any indebtedness of Trustor to Lender in any order, including the costs and expenses incurred in preserving and enforcing the rights of Lender and attorneys' fees, in such order and manner as Lender in Lender's sole discretion determines. All of Lender's rights and remedies shall be cumulative and not exclusive.

               (d) This Deed of Trust shall constitute a fixture filing under the California Uniform Commercial Code. Lender's address from which information concerning Lender's security interest can be obtained is set forth in paragraph
(28) above, subject to change as therein provided.

          (34) SALE OF INTEREST: Trustor acknowledges and accepts that Lender may, or any time, in Lender's sole discretion sell all or any portion of Lender's interest in the Note and this Deed of Trust to one or more third parties. The sale of all or any part of Lender's interest in the Note or Deed of Trust shall not relieve Trustor of any of Trustor's obligations hereunder.

          (35) SEPARATE PROPERTY: Any married person executing this Deed of Trust in an individual capacity agrees that recourse may be had to his or her separate property for satisfaction of all sums secured under this Deed of Trust.

          (36) BOOKS AND RECORDS: Trustor shall keep and maintain at all times at Trustor's address stated above, or at such other place as Lender may approve in writing from time to time, complete and accurate books or accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases, rental agreements, concessions, licenses, and other documents and instruments which affect the Property, or any portion thereof or interest therein. Such books, records, contracts, leases, documents, and other instruments shall be subject to examination and inspection by Lender, or Lender's agents or designated auditors, at any reasonable time and from time to time. Trustor shall furnish to Lender, within one hundred twenty (120) days after the end of each fiscal year of Trustor, a balance sheet, a statement of income and expense of the Property, and a statement of changes in financial position, each in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, and certified by Trustor and, if Lender shall so require, by an independent certified public accountant. Trustor shall furnish, together with the foregoing financial statements, and at any other time upon Lender's request, a rent schedule for the Property, certified by Trustor, showing the name of each tenant and, for each tenant, the space occupied, the expiration date of the lease or rental agreement, the rent payable and the rent paid, the security deposit held, and such other information regarding the leasing of the Property as Lender shall require. Upon Lender's request, Trustor shall also provide to Lender, within five (5) days after request, such interim statements of income and expense as Lender shall require, and current financial statements of Trustor and any general partner of Trustor, and any guarantor of all or any of the obligations secured by this Deed of Trust. Such statements shall be prepared in accordance with generally accepted accounting principles consistently applied, certified as being complete and accurate by the party whose statement is being furnished and, if required by Lender, by an independent certified public accountant.

          (37) FINANCIAL STATEMENTS: Trustor, and any other person or entity liable for any of the obligations of Trustor hereunder, or to which this Deed of Trust refers, shall, upon Lender's request, and in any event within three (3) months after the end of each calendar year during which said obligations have not been fully repaid and performed, and discharged, provide to Lender complete and accurate financial statements presenting the financial condition of Trustor and each such obligor as of the date such financial statements are prepared and delivered to Lender, including but limited to all audited financial statements and accompanying opinions, qualifications, and footnotes of the auditor preparing them, or, in the absence of such audited financial statements, their respective consolidated and consolidating balance sheets, income statements, sources and uses of funds, and such other supplemental reports and schedules as Lender shall require. All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, or in such other form and content as Lender may permit, in its sole opinion and judgment. All such financial statements shall contain a certification signed by one or more authorized representatives of Trustor and such other obligors certifying to the completeness and accuracy of all information therein, without exception.

          (38) INSPECTION, APPRAISAL, AND ASSESSMENTS: Lender may, at any time and from time to time and as and when Lender deems to be appropriate, whether or not Trustor is then in default, (a) enter upon the Premises, directly or through one or more agents or independent contractors, to inspect any and all Property which is security for the obligations herein described, and (b) cause to be performed and prepared one or more appraisals and/or preliminary or other environmental assessments of the Property, or any portion thereof, in form and content satisfactory to Lender and meeting all requirements or standards of applicable laws, regulations, ordinances, orders, and generally recognized industry standards relating thereto. All costs and expenses incurred by Lender or Trustee in connection with any such inspection, appraisal, or assessment, shall be payable by Trustor upon demand and shall be secured by this Deed of Trust. All reports and other evidence and work papers relating to such inspections, appraisals, and assessments, shall be and remain the sole property of Lender, and Trustor hereby waives any right which Trustor may have by agreement or by operation of law to receive an original or duplicate thereof. Any appraisal or assessment may, at Lender's sole election, be relied upon by Lender in taking any action Lender deems to be necessary or appropriate in connection with the enforcement of its rights and exercise of remedies under or by virtue of this Deed of Trust, or under any obligation secured hereby, or under any separate obligation pertaining to the Property, or in connection with the protection, maintenance, preservation, remediation, restoration, or repair of the Property. Unless Lender otherwise expressly declares in writing, neither said appraisal nor assessment shall constitute conclusive evidence of the value or condition of the Property or as a representation or warranty by Lender as to the value or condition of the Property, and may not be used or relied upon by Trustor for any purpose.

          (39) DEFINITIONS: All terms not defined herein shall be defined as set forth on the Agreement

          (40) RIDER: For additional terms, see Rider to Deed of Trust Executed by a Non-Borrower Trustor attached hereto and by this reference incorporated herein.

THE UNDERSIGNED TRUSTOR REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND ANY NOTICE OF SALE HEREUNDER BE MAILED TO TRUSTOR AT TRUSTOR'S ADDRESS SET FORTH ABOVE.

("Trustor")

445 BEDFORD, a California Limited      G&L REALTY PARTNERSHIP, L.P., a Delaware
Liability Company                      Limited Partnership

G&L REALTY PARTNERSHIP, L.P.,          By: G&L REALTY CORP., a Maryland
A Delaware limited partnership,            corporation
as Manager

By:  G&L REALTY CORP.,                     By:  /s/ Steven D. Lebowitz
     a Maryland corporation                   ----------------------------------
     Its general partner
                                          Print Name & Title: STEVEN D. LEBOWITZ
                                                              ------------------
By  /s/ Steven D. Lebowitz                                     PRESIDENT
  --------------------------------
   Steven D. Lebowitz
   President

                     [ALL SIGNATURES MUST BE ACKNOWLEDGED]

                                ACKNOWLEDGMENT
                                --------------

STATE OF CALIFORNIA  )

COUNTY OF Los Angeles)


     On June 13, 1996 before me, Helen Nelson, a Notary Public in and for the
        -------------            ------------
State of California, personally appeared Steven D. Lebowitz, personally known to
                                         ------------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument(s) the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                     [SEAL APPEARS HERE]
/s/ Helen Nelson
- ---------------------------------
       (Signature)
                                    (Space above for official notarial seal)


                                ACKNOWLEDGMENT
                                --------------

STATE OF CALIFORNIA  )

COUNTY OF Los Angeles)


     On June 13, 1996 before me, Helen Nelson, a Notary Public in and for the
        -------------            ------------
State of Ca1ifornia, personally appeared Steven D. Lebowitz, personally known to
                                         ------------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument(s) the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                            [SEAL APPEARS HERE]
/s/ Helen Nelson
- -----------------------------------
          (Signature)
                                    (Space above for official notarial seal)

                                  EXHIBIT "A"
                              (Legal Description)

THE PROPERTY REFERRED TO HEREIN IS LOCATED IN THE CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 2, IN THE CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 193, PAGES 25 AND 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

THE SOUTHEASTERLY 264.00 FEET OF THE SOUTHWESTERLY ONE-HALF OF THE NORTHWESTERLY ONE-HALF OF THE SOUTHWESTERLY ONE-HALF OF LOT 49, AS SHOWN ON PLAT NO. 1 OF THE RANCHOS SANTIAGO DE SANTA ANA AND SAN JOAQUIN, CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED IN BOOK 5, PAGE 7, MISCELLANEOUS RECORDS OF LOS ANGELES COUNTY, CALIFORNIA.

SAID LAND IS INCLUDED WITHIN THE MAPS FILED IN BOOK 69, PAGE 1 AND BOOK 71, PAGE 24, BOTH OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL C:

ALL THAT CERTAIN LAND IN THE CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, DESCRIBED AS THAT PORTION OF THE F. W. KOLL ALLOTMENT IN SECTION 16, TOWNSHIP 5 SOUTH, RANGE 9 WEST, AS PER MAP OF PARTITION OF THE RANCHO SANTIAGO DE SANTA ANA, RECORDED IN BOOK "B" OF JUDGMENTS OF THE 17TH JUDICIAL DISTRICT COURT, LOS ANGELES COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY LINE OF SAID KOLL ALLOTMENT DISTANT EASTERLY THEREON 20.40 CHAINS FROM THE NORTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO G. G. GODFREY ON OCTOBER 20, 1881 IN BOOK 83, PAGE 64 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA; THENCE ALONG THE WESTERLY LINE OF THE LAND DESCRIBED IN DEED TO EDNA G. SCOTT, RECORDED APRIL 26, 1963 IN BOOK 6524, PAGE 476, OFFICIAL RECORDS OF SAID COUNTY; SOUTH 0 24 (MINUTES) 12 (SECONDS) WEST
484.96 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 50 04 (MINUTES) 16 (SECONDS) EAST 157.32 FEET; THENCE NORTH 39 55 (MINUTES) 44 (SECONDS) EAST 15.00 FEET; THENCE SOUTH 50 04 (MINUTES) 16 (SECONDS) EAST 200.00 FEET TO THE CENTERLINE OF NEWPORT AVENUE; THENCE ALONG SAID CENTERLINE, SOUTH 39 55 (MINUTES) 44 (SECONDS) WEST 157.49 FEET TO THE EASTERLY PROLONGATION OF THE SOUTHERLY LINE OF THE LAND DESCRIBED IN SAID DEED TO EDNA G. SCOTT; THENCE ALONG SAID PROLONGATION AND SAID SOUTHERLY LINE SOUTH 89 33 (MINUTES) 36 (SECONDS) WEST 184.95 FEET TO THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN SAID DEED; THENCE ALONG THE WESTERLY LINE THEREOF, NORTH 0 24 (MINUTES) 12 (SECONDS) EAST
340.04 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING WITHIN NEWPORT AVENUE, BEING MEASURED 50 FEET WIDE FROM THE CENTERLINE OF SAID NEWPORT AVENUE.

PARCEL D:

LOT 1 OF TRACT 12372, CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 586, PAGES 24, 25 AND 26, OF MISCELLANEOUS MAPS, RECORDS OF SAID COUNTY.

                                  EXHIBIT "B"
                          (Permitted Toxic Materials)



There shall not be any hazardous and/or toxic materials at, on, in, around and/or under the Property and improvements, other than those as used in the regular course of business and for which Trustor has licenses from the proper authority, such as a government agency or regulatory body, and further, notwithstanding the foregoing, Trustor hereby expressly covenants, represents and warrants to Lender that all such materials shall be used or stored in strict compliance with the provisions as set forth in Section 6 (c) of said Deed of Trust for compliance with all state and federal laws, rules, regulations, relating to or governing the use, storage and/or presence of toxic and/or hazardous substances.

Notwithstanding any provisions to the contrary contained in this Exhibit "B" and
Section 6(c) of the Deed of Trust, in the event Trustor has executed any unsecured Environmental Indemnity in favor of Beneficiary pertaining to the presence or release of hazardous and/or toxic materials or other similar substances upon, within or from the Property, then the covenants, duties and liabilities of Trustor, and the rights and remedies of Beneficiary with respect to the subject of hazardous and/or toxic materials, shall be governed by the provisions of the Environmental Indemnity in addition to the provisions of the Deed of Trust; provided, however, that the provisions of said Environment Indemnity shall prevail and exclusively govern the subject matter to the extent of any duplication, conflict or inconsistency between such provisions and the provisions of this Deed of Trust, and payment or performance of Trustor's obligations under said Environmental Indemnity shall not be secured by this Deed of Trust, but shall be and remain unsecured obligations of the Trustor.

                                       21